UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2023

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35916	83-1098934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PFSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On October 25, 2023, PennyMac Financial Services, Inc. (“Company”), through its direct wholly owned subsidiary, Private National Mortgage Acceptance Company, LLC (“PNMAC”) and two of its indirect, wholly owned subsidiaries, PNMAC GMSR ISSUER TRUST (“Issuer Trust”) and PennyMac Loan Services, LLC (“PLS”), entered into a syndicated series of term loans (the “Series 2023-GTL2 Loan”), as part of the structured finance transaction that PLS uses to finance Ginnie Mae mortgage servicing rights and related excess servicing spread and servicing advance receivables. The Company entered into a Series 2023-GTL2 Indenture Supplement and Loan Agreement by and among Issuer Trust, as issuer, PLS, as administrator and servicer, Atlas Securitized Products, L.P., as administrative agent (“Atlas”), and the syndicated lenders party thereto (the “Series 2023-GTL2 Loan Agreement”), related to the servicing spread. The initial 5-year term of the Series 2023-GTL2 Loan is set to expire on October 25, 2028.

The Series 2023-GTL2 Loan provides more financing for Ginnie Mae mortgage servicing rights and related excess servicing spread in addition to (i) the previously issued term notes, (ii) the Series 2023-GTL1 Loan, (iii) that certain Amended and Restated Series 2016-MSRVF1 Master Repurchase Agreement by and among PLS, as seller, Atlas, as administrative agent to the buyers, Nexera Holdings LLC, as a buyer, Citibank, N.A. (“Citibank”), as a buyer, and PNMAC, as a guarantor, dated July 30, 2021 (the “Syndicated GMSR Servicing Spread Agreement”), (iv) a Series 2023-MSRVF1 Master Repurchase Agreement by and among PLS, as seller, Goldman Sachs Bank USA, as administrative agent and buyer, and PNMAC, as a guarantor (the “GS Servicing Spread Agreement”), and (v) a Series 2023-MSRVF1 Master Repurchase Agreement by and among PLS, as seller, Nomura Corporate Funding Americas, LLC, as administrative agent and buyer, and PNMAC, as a guarantor (the “Nomura Servicing Spread Agreement”).

The initial note balance of the Series 2023-GTL2 Loan is $125 million. During the term of the loan, PLS is required to repay the syndicated lenders monthly for accrued interest (at a rate reflective of the current market based on a spread above the Secured Overnight Financing Rate).

The Series 2023-GTL2 Loan Agreement requires that PLS and the Issuer Trust make certain representations, warranties and covenants customary for this type of transaction.

The Series 2023-GTL2 Loan Agreement contains certain advance rate reduction events, early amortization events, and scheduled principal payment events (subject to certain thresholds) that would require the Issuer Trust to make early payments of principal on the Series 2023-GTL2 Loan. In addition, the Third Amended and Restated Base Indenture, dated as of April 1, 2020, by and among Issuer Trust, Citibank, PLS, Atlas and Pentalpha Surveillance LLC (the “Third Amended and Restated Base Indenture”) contains margin call provisions and events of default (subject to certain materiality thresholds and grace periods), including payment defaults, breaches of covenants and/or certain representations and warranties, cross-defaults, guarantor defaults, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction, that apply to the Series 2023-GTL2 Loan. The remedies for such events of default include the acceleration of the principal amount outstanding under the Series 2023-GTL2 Loan Agreement.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the other descriptions and the full text of the agreements and amendments in the following: (i) Series 2023-GTL2 Loan Agreement, which has been filed with this Current Report on Form 8-K as Exhibit 10.1, (ii) the Series 2023-GTL1 Loan Agreement, which was filed on March 3, 2023 with the Company’s Report on Form 8-K as Exhibit 10.1, (iii) the Nomura Servicing Spread Agreement, which was filed on August 10, 2023 with the Company’s Report on Form 8-K as Exhibit 10.1, (iv) the GS Servicing Spread Agreement, which was filed on February 13, 2023 with the Company’s Report on Form 8-K as Exhibit 10.1, (v) the Syndicated GMSR Servicing Spread Agreement, which was filed on August 5, 2021 with the Company’s Current Report on Form 8-K as Exhibit 10.1, (vi) the Third Amended and Restated Base Indenture, which was filed on April 7, 2020 with the Company’s Current Report on Form 8-K as Exhibit 10.5, and (vii) the full text of all other amendments to the foregoing filed thereafter with the SEC.

Item 2.02    Results of Operations and Financial Condition.

On October 26, 2023, the Company issued a press release and a slide presentation announcing its financial results for the fiscal quarter ended September 30, 2023. A copy of the press release and slide presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively. In addition, the Company has made available other supplemental financial information for the fiscal quarter ended September 30, 2023 on its website at pfsi.pennymac.com.

The information in Item 2.02 of this report, including the exhibits hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1^	Series 2023-GTL2 Indenture Supplement and Loan Agreement, dated as of October 25, 2023, by and among PNMAC GMSR ISSUER TRUST, as issuer, PennyMac Loan Services, LLC, as administrator and servicer, Atlas Securitized Products, L.P., as administrative agent, and the syndicated lenders party thereto.
99.1	Press Release, dated October 26, 2023, issued by PennyMac Financial Services, Inc. pertaining to its financial results for the fiscal quarter ended September 30, 2023.
99.2	Slide Presentation for use beginning on October 26, 2023 in connection with a recorded presentation of financial results for the fiscal quarter ended September 30, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

^ Portions of the exhibit have been redacted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: October 26, 2023	/s/ Daniel S. Perotti
Daniel S. Perotti Senior Managing Director and Chief Financial Officer